UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK PRIVATE REAL ESTATE FUND

(Exact name of registrant as specified in charter)

919 Third Avenue, 40th Floor, New York, NY 10022

(Address of principal executive offices) (Zip code)

1-844-819-8287

(Registrant’s telephone number, including area code)

Jason Emala, Esq.

Bluerock Fund Advisor, LLC

919 Third Avenue, 40th Floor,

New York, NY 10022

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

BPRE BLUEROCK PRIVATE REAL ESTATE FUND

Semi-Annual Report

March 31, 2026

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Private Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc. | Member FINRA

Table of Contents

Shareholder Letter	1
Portfolio Review	7
Portfolio of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	15
Notes to Financial Statements	18
Additional Information	27
Privacy Policy	28

BLUEROCK PRIVATE REAL ESTATE FUND

10.01.2025 - 03.31.2026 (UNAUDITED)

Semi-Annual Report

Dear Shareholders,

In December 2025, BPRE listed on the New York Stock Exchange, a structural decision that now anchors the work described in the pages that follow. The first half of fiscal 2026 has been devoted to translating that decision to an investment portfolio and a distribution profile built for the long-term.

That work has two dimensions, strategy and execution, and this letter is structured to address each in turn. Ramin Kamfar, Bluerock’s Chief Executive Officer, addresses the listing mandate, the structural path ahead, and the discount to NAV. Ryan MacDonald Bluerock's Chief Investment Officer, walks through the portfolio rotation in detail — what the investment team is buying, why now, and what shareholders should expect to see in the pipeline over the coming quarters. The letter closes jointly with the milestones against which progress should be measured and a forward-looking note on what shareholders can expect from our team going forward.

FROM THE CEO

The Mandate and the Structural Path

Ramin Kamfar

The decision to list BPRE was the most consequential structural change in the Fund’s history. It was also a decision shareholders directly ratified: 81% of 40,455 votes cast were in favor, with the endorsements of both Institutional Shareholder Services and Glass Lewis. The mandate this vote established is what underwrites the work described in the sections that follow.

Why we listed

The interval fund structure served BPRE well for a decade, but its quarterly tender mechanism shaped how we could allocate capital. Listing on the NYSE gave the Fund two capabilities the prior structure could not: daily liquidity for shareholders, and the freedom to rotate the portfolio out of legacy core-plus positions into the direct real estate sectors that drive Stages II and III of the Strategic Roadmap to maximize shareholder value we shared in March 2026. The listing redesigns how the Fund earns and distributes its return.

The Strategic Roadmap

Stage I is complete. Stages II and III are executed in parallel, and we have declared four consecutive distribution increases since listing — concrete evidence that the rotation is funding distribution growth on the trajectory we published.

Distributions are paid if and when declared by the board and there can be no assurances as to future distributions. There is no guarantee that price and NAV will converge.

Semi-Annual Report (4Q 2025 - 1Q 2026) | Bluerock Private Real Estate Fund (UNAUDITED)	3

On the discount to NAV

I’ll address this directly, because it is the question shareholders ask most often.

BPRE has traded at a discount to NAV since listing. That pattern is the rule, not the exception, for newly-listed closed-end funds — most trade through an initial discount window before fundamentals and distribution character pull price toward NAV. We expected it. The roadmap is built around the levers that have historically closed it.

Three levers, in order of expected impact:

●	Distribution rate on NAV: Across the large real estate-focused listed CEF peer set, funds distributing approximately 8% on NAV currently trade in line with NAV. BPRE will beat 7% with the June 2026 distribution lifting the rate above the midpoint of the path to our 8.0-8.5% target.

●	Cost savings: We have identified $47 million or approximately 1.39% of net assets annual expense savings flowing directly to the bottom line to enhance returns each and every year going forward. This is partially due to the structural efficiency dividend of operating as a listed fund making direct investments at scale and compounds with every quarter of rotation activity.

●	Transparency and communication: Investors price what they understand. We will continue publishing detailed, milestone-level updates on the Fund’s website as they occur.

BPRE distribution on NAV rate trajectory

Estimated timeline is measured since Strategic Roadmap announcement in March 2026.

Target distributions are forward-looking and not guaranteed. Rates calculated by annualizing monthly distributions divided by the ex-date NAV of each month; May is based on the May distribution amount of $0.1208/share and the 5.12.26 NAV/share of $23.50 and June is based on the newly declared June distribution amount of $0.1371/share and the 5.15.26 NAV/share of $23.51.

FROM THE CHIEF INVESTMENT OFFICER

The Portfolio in Motion

Ryan MacDonald

The investment team began executing that rotation immediately after the listing. We will redeploy capital from legacy core-plus positions — selected to meet the liquidity demands of an interval fund — into three direct real estate sectors that together comprise a portfolio engineered to support the distribution trajectory and the total return profile shareholders should expect from BPRE going forward.

Why this vintage matters

I want to start with the macro because it shapes everything we are buying. Private real estate values, on an Inflation-adjusted basis, are near levels last seen at the trough of the Global Financial Crisis1, and private real estate remains the only major asset class still priced below year-end 2021 levels. Vintage, or investment timing, has historically been the single most important determinant of long-term real estate returns: the four-year periods following the early-1990s downturn and the GFC produced annualized total returns of 14.1% and 14.3%2, respectively. We are deploying into what we believe is the most attractive real estate vintage in more than a decade, with the discipline our institutional platform has performed across cycles.

[1]	NCREIF as of Q1 2026, represents NPI Capital Value Index. Values are inflation-adjusted.
[2]	NCREIF ODCE Annualized 4-year total returns following early 90s S&L crisis and 2008/9 GFC: 2010-2013; 1996-1999; Source: Morningstar Direct.

Semi-Annual Report (4Q 2025 - 1Q 2026) | Bluerock Private Real Estate Fund (UNAUDITED)	4

Where we are putting the capital

Three sectors, each chosen to solve for a specific portfolio objective: NNN supplies contractual income, Industrial supplies potential growth, Credit supplies yield with downside mitigation.

Institutional-Grade Credit NNN

Long-duration, credit-tenant leases anchored by U.S. manufacturers. More than $1 trillion of announced U.S. manufacturing investment is underway[3] as supply chains reshore — these tenants need the buildings and they sign long, contractual leases at investment-grade credit quality. This is the contractual-income backbone of the portfolio.

Shallow Bay Industrial

Last-mile logistics product in infill submarkets where new supply is structurally constrained by land economics. Approximately 90% of industrial leasing activity occurs in this segment[4], and tenant demand has held up through the broader industrial cycle. We are buying assets with mark-to-market re-leasing upside, not paying for projected growth that has not arrived.

Real Estate Credit

Debt secured by real assets, deployed into a market with approximately $2 trillion of commercial real estate debt maturing through 2028[5]. The maturity wall has created a window in which disciplined lenders can write loans at attractive yields with conservative loan-to-values. We are not reaching for yield; we are reaching for spread at the safer end of the capital stack.

These are not new sectors for Bluerock. Our institutional platform has been underwriting and operating in these sectors for years.The rotation gives BPRE shareholders access to a capability the Bluerock platform has built during the past two decades.

[3]	Source: J.P. Morgan Asset Management, The Industrial Power Play, April 2026.
[4]	Source: Newmark Research, January 2025.
[5]	Source: MBA 2025 Commercial Real Estate Survey of Loan Maturity Volumes, February 2026.

Highlighting a recent transaction

Institutional-Grade Credit NNN

Newly built distribution facility leased to a national restaurant supply chain partner with a 35-year operating history and exclusive territorial rights.

Underwritten IRR	13%
Occupancy	100% leased
Location	Jacksonville, FL
Lease	20-year NNN with 3.2% fixed annual escalators

The pipeline and what is coming

We have more than $700 million of actionable transactions across the three target sectors — sized, structured, and at various stages of underwriting. Deployment pace will accelerate through the second half of fiscal 2026 as the legacy core-plus positions continue to release capital and as the closings now in diligence work through to completion.

Our discipline does not change with market conditions: we will not stretch on price to hit a deployment target. The opportunity set across our three target sectors is wide enough that we do not have to. Where we cannot underwrite to our target returns, we wait.

Semi-Annual Report (4Q 2025 - 1Q 2026) | Bluerock Private Real Estate Fund (UNAUDITED)	5

What to Expect — And When

The next six to eight quarters are about execution. Four indicators will define progress.

Indicator	What to watch
Capital rotation deployment	Quarterly progress against the $700M+ pipeline, closing into the three target sectors at our underwritten target returns.
Distribution rate on NAV	Continued movement from 7.0% today toward the 8.0–8.5% target over the next 6–8 quarters.
Cost savings realized	The $47M / ~139 basis points savings realized in step with rotation activity.
Sector mix shift	Portfolio composition migrating from legacy core-plus into Institutional-Grade Credit NNN, Shallow Bay Industrial, and Real Estate Credit.

Shareholders can track progress against each of these indicators at bprefund.com.

A closing word from both of us

The mandate you provided at the listing vote is what authorizes everything in the pages above. The next chapter of BPRE is about converting your mandate into an investment portfolio and a distribution profile that compound value over the long-term. Shareholders should expect from both of us the same clarity in communication that you have seen here about what is working, what is not, and what we are doing about it.

Thank you for your continued partnership.

Sincerely,

Ramin Kamfar Chief Executive Officer Bluerock	Ryan MacDonald Chief Investment Officer Bluerock

Semi-Annual Report (4Q 2025 - 1Q 2026) | Bluerock Private Real Estate Fund (UNAUDITED)	6

Performance

FUND PERFORMANCE THRU 3.31.2026

	One Year	Five Year	Ten Year	Since Inception
BPRE (Share Class Inception 4.01.2014)[6]	-6.10%	0.38%	3.34%	4.05%

[6]	The Fund launched on October 22, 2012 and the I-Share class was created on April 1, 2014. In connection with BPRE’s listing on the NYSE, all other share classes were converted into the I-Share class on the basis of per share NAV. As such, historical performance is based on the NAV of the I-Share class.

Past Performance is not a guarantee of future results.

Definitions

The NCREIF Fund Index (NFl), Open End Diversified Core (ODCE): Index is a flagship benchmark of institutional real estate funds and a good measure of institutional real estate performance. The NFI-ODCE is a capitalization-weighted, gross of fee, time-weighted return index with an inception date of December 31, 1977.

Risk Disclosures

Cautionary Note Regarding Forward-Looking Statements

Statements included herein may constitute "forward-looking" statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, liquidity events. Words such as “intends,” “will,” “believes,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund's filings with the Securities and Exchange Commission (the "SEC").The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Bluerock Private Real Estate Fund	Portfolio Review

March 31, 2026 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund's performance figures for certain periods ended March 31, 2026, compared to select indexes:

	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Bluerock Private Real Estate Fund - NAV	-4.64%	-6.10%	-6.58%	0.38%	3.34%	4.05%
Bluerock Private Real Estate Fund - Market*	–	–	–	–	–	–
S&P 500® Total Return Index	-1.80%	17.80%	18.32%	12.06%	14.16%	12.89%
Bloomberg U.S. Aggregate Bond Index	1.05%	4.35%	3.63%	0.31%	1.70%	2.06%

*	Market performance begins 12/16/2025

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index, which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Total returns are calculated using closing Net Asset Value as of March 31, 2026, and may not match returns presented in the Financial Highlights due to adjustments under accounting principles generally accepted in the United States of America.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2026. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.95%, 2.70%, 1.70%, 2.20% and 2.45% of the Fund's average daily net assets attributable to the Class A, Class C, Class I, Class L and Class M shares, respectively. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement has expired as of January 31, 2026.

The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Semi-Annual Report I March 31, 2026	7

Bluerock Private Real Estate Fund	Portfolio Review

March 31, 2026 (Unaudited)

Portfolio Composition as of March 31, 2026

Percent of Net Assets
Private Real Estate Securities	98.07%
Public Equity Real Estate Securities	0.00%
Short-Term Investments	16.79%
Total Investments	114.86%
Liabilities in Excess of Other Assets	(14.86%)
Total Net Assets	100.00%

See the Portfolio of Investments in this report for a more detailed account of the Fund’s holdings.

Bluerock Private Real Estate Fund	Portfolio of Investments

March 31, 2026 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (98.07%)(a)
Private Real Estate Equity (76.49%)
Apartments (8.63%)
Bridge Workforce Housing Fund I, LP	N/A	48,534,296
Clarion Gables Multifamily Trust	40,860	59,657,569
Cortland Growth & Income Fund	169,563	183,822,427
		292,014,292
Data Centers (1.14%)
Harrison Street Data Center Fund(b)	N/A	38,657,293

Diversified (22.89%)
Bain Capital Real Estate Fund I	N/A	65,772,193
Blackstone Property Partners U.S.	16,427	21,296,661
BPRE REIT, Inc.(c)	14,937,660	14,937,660
Brookfield Premier Real Estate Partners	143,869	188,891,546
Carlyle Property Investors	94,334	172,207,596
Harrison Street Core Property Fund	11,295	15,999,363
Invesco Core Real Estate Fund	61	9,460,349
Invesco U.S. Income Fund LP	46,934	71,237,616
Jadian Real Estate Fund II LP	N/A	284,132
PGIM PRISA II	77,893	111,442,805
PGIM PRISA III	33,040	102,123,598
TA Realty Core Property Fund, LP	783	993,076
		774,646,595
Industrial (30.55%)
Ares Industrial Real Estate Fund	79,501	219,541,550
CBRE U.S. Logistics Partners LP	216,354,268	269,117,579
Clarion Lion Industrial Trust	22,976	86,323,318
Jadian IOS Fund I	N/A	19,135,724
Prologis Targeted U.S. Logistics Fund(d)	85,037	242,279,063
Realterm Logistics Income Fund LP	36,641	56,394,965
RREEF Core Plus Industrial Fund LP	292,321	64,993,581
TA Realty Logistics Fund, LP	72,005	75,383,055
		1,033,168,835
Life Science (13.28%)
Bain Capital Real Estate Life Science Fund	N/A	38,973,046
Blackstone Property Partners Life Science	56,458	50,845,186
Harrison Street Life Science	N/A	12,135,800
IQHQ, Inc.(b)(d)	99,489,649	347,218,875
		449,172,907
Private Real Estate Debt/preferred (21.58%)
Ares Real Estate Enhanced Income Fund	7,206	6,547,143
Bridge Debt Strategies Fund III, LP	N/A	34,727,824
Bridge Debt Strategies Fund IV, LP	N/A	70,704,224
H/2 Special Opportunities Fund(b)(d)	N/A	134,222,267
IQHQ RADD Parent I and Parent II, 14.0%, PIK, 8/26/2028(c)	92,222,317	92,255,298
IQHQ Series E Preferred, 16.5%, PIK(c)	188,887,239	188,887,239
IQHQ, 12.0% Current - 1.5%, PIK, 12/31/2027(c)	166,902,571	166,902,571
NREF 7.875 Unsecured Notes 10/10/2026(c)	36,500,000	36,006,739
		730,253,305
Total PRIVATE REAL ESTATE SECURITIES		3,317,913,227
(Cost $3,489,723,373)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2026	9

Bluerock Private Real Estate Fund	Portfolio of Investments

March 31, 2026 (Unaudited)

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (0.00%)
Public Non-traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(c)	140,161	43,450
Total PUBLIC EQUITY REAL ESTATE SECURITIES		43,450
(Cost $51,627)
SHORT TERM INVESTMENTS (16.79%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 3.66% (Cost $567,848,393)(e)	567,848,393	567,848,393

Total Investments (114.86%) (Cost $4,057,623,393)		$3,885,805,070
Liabilities in Excess of Other Assets (-14.86%)		(502,808,662)
Net Assets (100.00%)		$3,382,996,408

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of March 31, 2026.
(b)	Non-income producing security.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $499,032,957, representing 14.75% of net assets.
(d)	Holding is comprised of two share classes of the same underlying investment.
(e)	The rate shown is the annualized 7-day yield as of March 31, 2026.

The accompanying notes are an integral part of these financial statements.

Bluerock Private Real Estate Fund	Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

ASSETS
Investments, at value (Cost $4,057,623,393)	$3,885,805,070
Cash	7,294,796
Dividends and Interest receivable	12,433,185
Deferred borrowing costs (Note 8)	1,088,043
Prepaid expenses and other assets	301,600
Total assets	3,906,922,694
LIABILITIES
Payable for investments purchased	9,123,873
Line of credit payable	510,000,000
Line of credit interest payable	301,020
Investment advisory fees payable	4,294,963
Administration fees payable	66,079
Transfer agency fees payable	56,202
Compliance fee payable	3,554
Accrued expenses and other liabilities	80,595
Total liabilities(a)	523,926,286
NET ASSETS	$3,382,996,408
NET ASSETS CONSIST OF
Paid-in capital	$3,481,588,792
Total distributable earnings/(accumulated deficit)	(98,592,384)
NET ASSETS	$3,382,996,408
PRICING OF SHARES
Net asset value, per share	$23.65
Net assets	$3,382,996,408
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	143,044,372

(a)	Separately, see Note 7 Commitment and Contingencies for detail on unfunded commitments.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2026	11

Bluerock Private Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME
Dividend income*	$37,852,842
Interest income**	$27,309,418
Total investment income	65,162,260

EXPENSES
Investment advisory fees	26,349,698
Administration fees	586,324
Transfer agency fees	1,447,138
Shareholder servicing fees:
Class A	160,787
Class C	81,322
Class L	19,788
Distribution fees:
Class C	243,966
Class L	19,788
Class M	74,180
Legal fees	388,382
Professional fees	56,609
Reports to shareholders and printing fees	425,010
Custody fees	87,930
Chief compliance officer fees	17,499
Interest expense (See Note 8)	22,616,075
Trustees' fees	113,585
Other expenses	181,013
Total Expenses	52,869,094
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(474,771)
Net Expenses	52,394,323
Net investment income	12,767,937
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from Investments	91,059,482
Net change in unrealized appreciation/(depreciation) on investments	(248,791,816)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(157,732,334)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,964,397)

*	A portion of this income is PIK, amounting to $6,264,524.
**	A portion of this income is PIK, amounting to $18,660,177.

The accompanying notes are an integral part of these financial statements.

Bluerock Private Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
OPERATIONS:
Net investment income/(loss)	$12,767,937	$(21,323,070)
Net realized income/(loss) from investments	91,059,482	(12,826,295)
Net change in unrealized appreciation (depreciation)	(248,791,816)	(49,252,569)
Net Decrease in Net Assets Resulting from Operations	(144,964,397)	(83,401,934)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	–	(9,700,123)
From return of capital	–	(22,281,005)
Class C
From distributable earnings	–	(6,083,009)
From return of capital	–	(11,516,032)
Class I
From distributable earnings	(81,438,009)	(45,793,557)
From return of capital	(14,623,252)	(105,896,829)
Class L
From distributable earnings	–	(1,236,804)
From return of capital	–	(2,747,618)
Class M
From distributable earnings	–	(1,736,615)
From return of capital	–	(3,443,263)
Total Distributions to Shareholders	(96,061,261)	(210,434,855)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	743,220	25,714,357
Distributions reinvested	(1,210)	11,877,840
Shares redeemed	–	(99,241,488)
Shares transferred in/out(a)(b)(c)	(571,786,339)	19,399,586
Class C
Shares sold	938	7,950,136
Distributions reinvested	(1)	6,897,929
Shares redeemed	(803,476)	(51,916,311)
Shares transferred out(b)(c)	(291,273,027)	(43,484,054)
Class I
Shares sold	8,250,109	164,735,098
Distributions reinvested	13,826,817	37,956,201
Shares redeemed	–	(677,601,571)
Shares transferred in(a)	1,021,636,932	24,515,853
Class L
Shares sold	–	1,302,845
Distributions reinvested	–	1,997,965
Shares redeemed	–	(9,790,348)
Shares transferred out(b)(c)	(70,472,449)	(198,869)
Class M
Shares sold	–	805,250
Distributions reinvested	–	3,143,741
Shares redeemed	–	(19,596,687)
Shares transferred out(b)(c)	(88,044,799)	–
Net increase/(decrease) in Net Assets Derived from Capital Share Transactions	22,076,715	(595,532,529)
Net decrease in net assets	(218,948,943)	(889,369,318)
NET ASSETS:
Beginning of year	3,601,945,351	4,491,314,669
End of year	$3,382,996,408	$3,601,945,351

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2026	13

Bluerock Private Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
Other Information
Share Transactions:
Class A
Beginning shares	23,066,635	24,684,350
Shares Sold	30,069	991,082
Distributions reinvested	(49)	464,968
Shares redeemed	–	(3,817,216)
Shares transferred in/out(b)(c)	(23,096,655)	743,451
Net decrease in shares outstanding	(23,066,635)	(1,617,715)
Ending shares	–	23,066,635
Class C
Beginning shares	12,848,760	16,206,804
Shares Sold	41	331,313
Distributions reinvested	–	292,540
Shares redeemed	(35,333)	(2,172,135)
Shares transferred out(b)(c)	(12,813,468)	(1,809,762)
Net decrease in shares outstanding	(12,848,760)	(3,358,044)
Ending shares	–	12,848,760
Class I
Beginning shares	102,170,517	118,993,067
Shares Sold	328,818	6,126,399
Distributions reinvested	551,089	1,440,756
Shares redeemed	–	(25,305,453)
Shares transferred in(a)	39,993,948	915,748
Net increase/(decrease) in shares outstanding	40,873,855	(16,822,550)
Ending shares	143,044,372	102,170,517
Class L
Beginning shares	2,907,536	3,169,097
Shares Sold	–	50,950
Distributions reinvested	–	79,752
Shares redeemed	–	(384,388)
Shares transferred out(b)(c)	(2,907,536)	(7,875)
Net decrease in shares outstanding	(2,907,536)	(261,561)
Ending shares	–	2,907,536
Class M
Beginning shares	3,835,354	4,484,524
Shares Sold	–	32,774
Distributions reinvested	–	132,138
Shares redeemed	–	(814,082)
Shares transferred out(b)(c)	(3,835,354)	–
Net decrease in shares outstanding	(3,835,354)	(649,170)
Ending shares	–	3,835,354

(a)	Shares transferred in - net increase in shares of a particular class resulting from transfers to other share classes.
(b)	Shares transferred out - net decrease in shares of a particular class resulting from transfers from other share classes.
(c)	In advance of the listing of the Fund’s shares on the New York Stock Exchange, the Fund’s Class A, Class C, Class L, and Class M shares were converted into Class I shares on November 11, 2025.

The accompanying notes are an integral part of these financial statements.

Bluerock Private Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2026 (Unaudited)
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(144,964,397)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(82,569,019)
Proceeds from disposition of investment securities	517,670,299
Net purchases of short-term investments securities	(224,151,596)
Net realized gain on investments	(91,059,482)
Net change in unrealized (appreciation)/depreciation on Investments	248,791,816
Discount and premiums amortized	(378,215)
(Increase)/Decrease in Assets:
Dividends and interest receivable	4,642,014
Deferred borrowing costs	710,561
Prepaid expenses and other assets	(231,459)
Increase/(Decrease) in Liabilities:
Investment advisory fees payable	(268,210)
Administration fees payable	(96,352)
Transfer agency fees payable	(301,012)
Shareholder servicing fees payable	(193,067)
Distribution fees payable	(252,691)
Chief compliance officer fees payable	(2,216)
Proxy Voting Payable	(3,036,554)
Interest due on line of credit payable	(415,095)
Accrued expenses and other liabilities	(420,005)
Net Cash provided by Operating Activities	223,475,320

Cash Flows from Financing Activities:
Change in Line of Credit Borrowing	(155,000,000)
Proceeds from shares sold	9,054,585
Payment on shares redeemed	(803,939)
Cash distributions paid	(82,235,655)
Net Cash used in Financing Activities	(228,985,009)

Net Change in Cash	(5,509,690)
Cash Beginning of Year	$12,804,486
Cash End of Year	$7,294,796

Supplemental disclosure of non-cash operating and financing activities:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$13,825,606
Cash paid for interest on lines of credit during the period was:	23,031,170

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2026	15

Bluerock Private Real Estate Fund	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

Class I	For the Period Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF YEAR	$25.33		$27.28	$31.55	$37.99	$33.35	$29.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.09		(0.10)	(0.27)	(0.05)	0.48	0.58
Net realized and unrealized gain/(loss) on investments	(1.10)		(0.45)	(2.47)	(4.57)	6.12	4.61
Total from investment operations	(1.01)		(0.55)	(2.74)	(4.62)	6.60	5.19

DISTRIBUTIONS:
From net investment income	(0.67)		–	–	–	–	–
From net realized gain on investments	–		(0.40)	(0.14)	(0.19)	(0.42)	(0.63)
Return of capital	–		(1.00)	(1.39)	(1.63)	(1.54)	(1.01)
Total distributions	(0.67)		(1.40)	(1.53)	(1.82)	(1.96)	(1.64)

NET ASSET VALUE, END OF YEAR	$23.65		$25.33	$27.28	$31.55	$37.99	$33.35

TOTAL RETURN(b)(c)(d)	(3.93	%)(e)	(2.11%)	(8.84%)	(12.44%)	20.09%	17.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year/period (000s)	$3,382,996		$2,588,212	$3,245,874	$4,207,299	$5,288,747	$2,012,129

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.96	%(h)	3.52%	3.58%	2.88%	1.77%	1.83%
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	2.93	%(h)	3.50%	3.57%	2.88%	1.78%	1.81%
Ratio of net investment income to average net assets(g)	0.74	%(h)	(0.37%)	(0.90%)	(0.15%)	1.30%	1.89%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	1.69%		1.81%	1.71%	1.70%	1.68%	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.66%		1.79%	1.70%	1.70%	1.69%	1.70%

Portfolio turnover rate	3	%(e)	11%	14%	13%	4%	26%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	Total returns are historical in nature and assume changes in net asset value per share, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized.
(f)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Bluerock Private Real Estate Fund	Financial Highlights

Information about the Fund's senior securities as of each period is shown in the following table:

	March 31,	September 30,	September 30,	September 30,	September 30,
	2026	2025	2024	2023	2022
Total Amount Outstanding under Line of Credit (000's)	$510,000	$665,000	$535,000	$680,000	$350,000
Asset Coverage Per $1,000 of Line of Credit(a)	7,633	6,416	9,395	9,567	21,502

(a)	Calculated as the difference between the Fund's total assets and total liabilities (excluding the indebtedness represented by the Line of Credit) and dividing by the total amount outstanding on the Line of Credit. The Asset Coverage Ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Line of Credit Outstanding”.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2026	17

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

1.  ORGANIZATION

The Bluerock Private Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in private real estate securities, primarily in income producing equity and debt securities.

On September 25, 2025, the shareholders of Bluerock Private Real Estate Fund approved the proposal to list the Fund on the New York Stock Exchange. The Fund was successfully listed on the NYSE on December 16, 2025 and its shares trade under the ticker symbol BPRE.

In advance of the listing of the Fund’s shares on the New York Stock Exchange, the Fund’s Class A, Class C, Class L and Class M shares were converted into Class I shares on November 11, 2025. The non-taxable conversion was approved by the Fund’s Board of Trustees and completed based on the per share net asset value of each share class as of November 10, 2025. Following the conversion, there is only one class of common shares of the Fund.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies".

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and are sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange-traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities, which are not actively traded in the market and for which quotations may not be available. Private Real Estate Securities include beneficial interests in private funds that invest in or lend to real estate assets (“Private Funds”) and debt instruments secured or otherwise supported by real estate assets (“Direct Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient, and to value its investments in Private Funds at their respective NAVs or NAV equivalents at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Advisor has deemed to be representative of the Private Fund market. As of March 31, 2026, all of the Fund’s investments in Private Funds were valued at their respective NAVs. The Fund’s Direct Debt investments are valued at amortized cost, consistent with how they are recorded in accordance with GAAP, as these investments are intended to be held-to-maturity. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. Impairment is indicated when it is deemed probable that the Fund will not be able to collect all amounts due to pursuant to the contractual terms of the investment. As of March 31, 2026, the Fund had no impairments to its Direct Debt investments. The Fund accrues income on a daily basis for each investment in Private Real Estate Securities, as applicable.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts. As of March 31, 2026, investments in Public Non-Traded ERES represented less than 0.0% of Fund NAV.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$498,989,507	$3,317,913,227
Public Non-traded Real Estate Investment Trusts	–	–	43,450	43,450
Short Term Investments	$567,848,393	$–	$–	$567,848,393
TOTAL	$567,848,393	$–	$499,032,957	$3,885,805,070

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2026	19

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the six months ended March 31, 2026:

Asset Type	Balance as of September 30, 2025	Accrued Discount/ Premium	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of March 31, 2026	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2026
Private Real Estate Debt	$420,531,873	$422,235	$8,102,164	$69,933,235	$–	$498,989,507	$8,102,164
Public Non-Traded Real Estate Debt	42,048	–	1,402	–	–	43,450	1,402
	$420,573,921	$422,235	$8,103,566	$69,933,235	$–	$499,032,957	$8,103,566

As of March 31, 2026, the fair value of Private Real Estate Investment Debt investments are valued off a recent transaction price and there were no significant inputs upon which to adjust the transaction price.

B.  Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Purchase discounts and premiums on securities are accreted and amortized to the earliest call date of the respective securities.

C.  Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2026, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

D.  Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the six months ended March 31, 2026, the Fund declared distributions to shareholders in the amount of $96,061,261, which resulted in $82,235,655 elected to be paid in cash and $13,825,606 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $65,162,260 net realized gains/(loss) on investments totaling $91,059,482, net change in unrealized depreciation on investments of $248,791,816 and net expenses of $52,394,323.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains and losses.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the six months ended March 31, 2026, the Fund's Class I Shares had a starting NAV of $25.33, paid distributions of $0.67 and had an ending NAV of $23.65. The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

The Fund’s historical NAV details are available on the Fund’s website at https://bluerock.com/ti-fund/performance.

E.  Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Fund currently invests excess cash in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. The FDIC insures deposit accounts up to $250,000 for each account holder. At March 31, 2026, the fund held $7,294,796 with the Custodian, with the remainder invested in a short term money market fund through the Custodian.

F.  Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. RELATED-PARTY TRANSACTIONS, SERVICE PROVIDERS AND TRUSTEE COMPENSATION

A. Advisory Agreement and Expense Limitation Agreement – Pursuant to an investment management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2026, the Advisor earned advisory fees of $26,349,698.

The Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Advisor has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but including organizational costs and offering costs), to the extent that such expenses exceed 1.70% of the Fund's average daily net assets attributable to Class I shares. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived or Fund expenses reimbursed, subject to the limitations that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund's Board of Trustees. The Expense Limitation Agreement has expired as of January 31, 2026. During the six months ended March 31, 2026, the Advisor waived fees and/or reimbursed expenses of $474,771.

Including amounts waived during the six months ended March 31, 2026, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,781,893 and will expire during the fiscal years indicated below:

	2027	2028	2029
Bluerock Private Real Estate Fund	$471,392	$835,730	$474,771

B.  Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the six months ended March 31, 2026, the Fund incurred shareholder servicing fees of $160,787, $81,322 and $19,788 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares and Class M shares, respectively and 0.25% per year of its average daily net assets for such services for Class L shares. For the six months ended March 31, 2026, the Fund incurred distribution fees of $243,966, $19,788 and $74,180 for Class C, Class L and Class M Shares, respectively.

C.  ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration, compliance, and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration, compliance, and fund accounting services to the Fund.

D.  Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for providing such services.

E.  Trustee Compensation – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2026, amounted to $82,569,019 and $517,670,299, respectively.

Semi-Annual Report | March 31, 2026	21

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$–	$64,550,107	$145,884,747
2024	–	24,636,447	236,843,088

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of March 31, 2026.

As of March 31, 2026, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross	Gross
Appreciation	Depreciation
(excess of	(excess of	Net Unrealized	Cost of Investments
value over tax	tax cost over	Appreciation/	for Income Tax
cost)	value)	(Depreciation)	Purposes
$669,704,920	$(747,803,960)	$(78,099,040)	$3,963,904,110

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Net unrealized
Accumulated net	Other cumulative	appreciation/
realized loss on	effect of timing	(depreciation) on
investments	differences	investments	Total
$(121,946)	$(70,031,408)	$146,065,067	$75,911,713

The Fund elects to defer to the year ending September 30, 2026, capital losses recognized during the period November 1, 2024 through September 30, 2025 in the amount of $121,946.

The Fund elects to defer to the year ending September 30, 2026, late year ordinary losses during the year January 1, 2025 through September 30, 2025 in the amount of $70,031,408.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2025 as follows:

Paid-in Capital	Total Distributable Earnings
$(115,956,533)	$115,956,533

6.  EARLY WITHDRAWAL CHARGE

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal charge does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal charge is paid directly to the Fund. For the six months ended March 31, 2026, the Fund did not receive any such fees.

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

7.  COMMITMENTS AND CONTINGENCIES

Commitments – As of March 31, 2026, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice
Ares Industrial Real Estate Fund	$219,541,550	$–	Quarterly	90
Ares Real Estate Enhanced Income Fund	6,547,143	–	Quarterly	90
Bain Capital Real Estate Fund I	65,772,193	16,774,437	None	None
Bain Capital Real Estate Life Science Fund	38,973,046	32,126,176	None	None
Blackstone Property Partners Life Science	50,845,186	–	Annual	180
Blackstone Property Partners U.S.	21,296,661	–	Quarterly	90
BPRE REIT, Inc.	14,937,660	–	Quarterly	90
Bridge Debt Strategies Fund III, LP	34,727,824	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	70,704,224	3,409,145	None	None
Bridge Workforce Housing Fund I, LP	48,534,296	1,834,254	None	None
Brookfield Premier Real Estate Partners	188,891,546	–	Quarterly	90
Carlyle Property Investors	172,207,596	–	Quarterly	90
CBRE U.S. Logistics Partners LP	269,117,579	–	Quarterly	90
Clarion Gables Multifamily Trust	59,657,569	–	Quarterly	90
Clarion Lion Industrial Trust	86,323,318	–	Quarterly	90
Cortland Growth & Income Fund	183,822,427	–	Quarterly	90
H/2 Special Opportunities Fund	134,222,267	–	None	None
Harrison Street Core Property Fund	15,999,363	–	Quarterly	45
Harrison Street Data Center Fund	38,657,293	3,229,835	None	None
Harrison Street Life Science	12,135,800	2,424,826	None	None
Invesco Core Real Estate Fund	9,460,349	–	Quarterly	45
Invesco U.S. Income Fund LP	71,237,616	–	Quarterly	45
IQHQ, Inc.	347,218,875	–	None	None
Jadian IOS Fund I	19,135,724	11,361,621	Quarterly	90
Jadian Real Estate Fund II LP	284,132	777,469	Quarterly	90
PGIM PRISA II	111,442,805	–	Quarterly	90
PGIM PRISA III	102,123,598	–	Quarterly	90
Prologis Targeted U.S. Logistics Fund	242,279,063	–	Quarterly	90
Realterm Logistics Income Fund LP	56,394,965	–	Quarterly	90
RREEF Core Plus Industrial Fund LP	64,993,581	–	Quarterly	45
TA Realty Core Property Fund, LP	993,076	–	Quarterly	45
TA Realty Logistics Fund, LP	75,383,055	–	Quarterly	45
Total	$2,833,861,380	$77,511,824

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

8.  LINE OF CREDIT

As of March 31, 2026, the Fund had two secured credit facilities with aggregate commitments of $510,000,000.

On December 30, 2022, the Fund entered into a secured, credit facility, as amended on October 10, 2025, (the “Term Loan”) with Raymond James Bank. Borrowings under the Term Loan bear interest at a rate of one-month SOFR plus 4.0%, with a scheduled maturity date of December 31, 2027. During the period from October 1, 2025 through March 31, 2026, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Term Loan were $55,000,000, 7.65% and $2,640,868 respectively. The Term Loan includes certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $112,560 during the six months ended March 31, 2026. As of March 31, 2026, the Fund had outstanding borrowings of $55,000,000 under the Term Loan. As collateral for the Term Loan, the Fund grants Raymond James Bank a first position security interest in and lien on a select securities held by the Fund in a designated collateral account.

Semi-Annual Report | March 31, 2026	23

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

On July 25, 2025, the Fund refinanced its revolving line of credit with JPMorgan Chase Bank, N.A. and RBC Capital Markets (the “Bank LOC”), subject to a maximum commitment of $700,000,000. Borrowings under the Bank LOC bear interest at a rate of SOFR plus 3.30%, with a scheduled maturity date of July 25, 2026, subject to a duration extension. During the period from October 1, 2025 through March 31, 2026, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense with respect to the Bank LOC were $459,038,462, 7.14% and $17,523,674 respectively. The Bank LOC includes an unused commitment fee of 0.75% per annum based on the undrawn portion and certain origination and structuring fees (the “Other LOC fees”). The Fund incurred Other LOC fees equal to approximately $1,537,902 during the six months ended March 31, 2026. As of March 31, 2026, the Fund had outstanding borrowings of $455,000,000 under the Bank LOC. As collateral for the Bank LOC, the Fund grants the Bank Lenders a first position security interest in and lien on select securities held by the Fund in a designated collateral account.

The Fund’s ability to borrow under the Term Loan and the Bank LOC are subject to the limitations of the 1940 Act.

9. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate related securities, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare and Life Science Properties. Healthcare and Life Science are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, funding for biotech companies and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles. Due to the prevalence of catastrophic events, the cost of insurance may increase materially.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively. The use of floating rate loans may also negatively impact returns in a rising interest rate environment.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Environmental risk from high winds, hurricanes, fires, floods and extreme heat may also materially affect a property's value.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other “Underlying Funds” in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Semi-Annual Report | March 31, 2026	25

Bluerock Private Real Estate Fund	Notes to Financial Statements

March 31, 2026 (Unaudited)

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. The Advisor will have no control over the investment decisions made by the manager of any Institutional Investment Fund (each, an “Underlying Fund” and together, the “Underlying Funds”) in which it invests. Although the Advisor will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like Secured Overnight Financing Rate ("SOFR") and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares. Institutional Investment Funds that invest primarily in publicly traded securities are more easily valued.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Bluerock Private Real Estate Fund	Additional Information

March 31, 2026 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at https://www.sec.gov.

3.  TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $64,550,107 as long-term capital gain distribution and $145,884,747 as return of capital distribution for the year ended September 30, 2025.

Semi-Annual Report | March 31, 2026	27

Bluerock Private Real Estate Fund	Privacy Policy

March 31, 2026 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK PRIVATE REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Private Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-844-819-8287

Bluerock Private Real Estate Fund	Privacy Policy

March 31, 2026 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Private Real Estate Fund
What We Do
How does Bluerock Private Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Private Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates' everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Bluerock Private Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Bluerock Private Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Bluerock Private Real Estate Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2026	29

Investment Adviser

Bluerock Fund Advisor, LLC

919 Third Avenue, 40th Floor

New York, NY 10022

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Approval of Investment Advisory Agreement is included as part of the Report to Stockholders filed under Item 1(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as EX99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Private Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President and Principal Executive Officer

Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President and Principal Executive Officer

Date:	June 5, 2026

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer and Principal Financial Officer

Date:	June 5, 2026